UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: October 15, 2010
(Date of earliest event reported)

Sterling Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Washington	001-34696	91-1572822
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

111 North Wall Street, Spokane, Washington 99201
(Address of Principal Executive Offices and Zip Code)

(509) 458-3711
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 15, 2010 Sterling Financial Corporation ("Sterling") issued a press release announcing that its 2010 Annual Meeting of Shareholders is currently expected to be held on Dec. 7, 2010.

Rule 14a-8 Proposal Deadline

Because the expected date of the 2010 Annual Meeting is more than 30 days after the anniversary of the 2009 Annual Meeting, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, shareholders must deliver proposals for inclusion in the proxy materials for such meeting no later than the close of business on Oct. 25, 2010. Rule 14a-8 proposals must comply with the requirements of Rule 14a-8, and may be omitted otherwise.

Any other proposals for consideration by shareholders at the 2010 Annual Meeting must be delivered to, or mailed to and received by the Secretary of Sterling not less than 30 days prior to the date of the meeting. Any shareholder proposals must be delivered to the Secretary, Sterling Financial Corporation, 111 North Wall Street, Spokane, Wash. 99201.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is being filed herewith:
Exhibit No.	Exhibit Description

99.1	Text of Sterling Financial Corporation Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

October 15, 2010	By:	/s/ Daniel G. Byrne
Date	Daniel G. Byrne
Executive Vice President, Assistant Secretary
and Principal Financial Officer